                                                                   Exhibit 10.33
                                                                   -------------

                                   AMENDMENT

                                    to the

                    THE AMETEK SAVINGS AND INVESTMENT PLAN
                    --------------------------------------

                                Amendment No. 7
                                ---------------


          WHEREAS, there was adopted and made effective as of October 1, 1984, The AMETEK Savings and Investment Plan (the "Plan"); and

          WHEREAS, the Plan was amended and restated in its entirety, effective October 1, 1992; and

          WHEREAS, Section 10.1 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time, and from time to time; and

          WHEREAS, AMETEK now desires to amend the Plan in certain respects;

          NOW, THEREFORE, the Plan is hereby amended as follows:

          FIRST: A new Appendix X is hereby added to the Plan, to read in its
          -----
entirety as follows:

                                  "APPENDIX X

                     SPECIAL PROVISIONS RELATING TO CERTAIN
                      EMPLOYEES OF THE MICROFOAM DIVISION
                      -----------------------------------

          1. Notwithstanding any other provision of the Plan to the contrary, each Participant who was an Employee in the Company's Microfoam Division and who transferred his employment on the closing date of the sale of the Microfoam Division to Astro-Valcour, Inc., pursuant to the Asset Purchase Agreement dated March 21, 1995, shall be entitled to one hundred percent (100%) of his Employer Contribution Account regardless of the number of Years of Service he completed prior to the closing date of the sale.

          2. Defined terms used in this Appendix X shall have the same meaning as the identical defined terms as used in The AMETEK, Inc. Savings and Investment Plan."

          SECOND:  The provisions of this Amendment No. 7 shall be effective as
          ------
of the closing date of the sale to Astro-Valcour, Inc.

          IN WITNESS WHEREOF, AMETEK has caused these presents to be executed, in its corporate name, by its duly authorized officer, and its corporate seal to be affixed on this 15th day of May, 1995.


                                 AMETEK, Inc.


                                 By: /s/ Robert W. Yannarell
                                    ----------------------------

Attest:


  /s/ Dorothy M. Misetic
 -------------------------------
(Seal)